EARNINGS PER SHARE (EPS) (Tables)	12 Months Ended
Dec. 31, 2017
Weighted average number of shares outstanding:
Schedule of Earnings per Share
Year ended December 31,
	2017	2016	2015
Numerator for EPS:
Net income	$2,396	$62	$5,849
Denominator for EPS:
Weighted average shares outstanding – basic	8,848,028	8,828,444	8,808,344
Dilutive shares	61,044	2,320	2,345
Weighted average shares outstanding – diluted	8,909,072	8,830,764	8,810,689
EPS:
Basic and diluted	$0.27	$0.01	$0.66